Van Kampen Insured Tax Free Income Fund
                          Item 77(O) 10F-3 Transactions
                        October 1, 2006 - March 31, 2007



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
Alabam  11/1/    -     $97.11 $227,69  5,000,    2.20%  0.44%   Goldma  Goldma
   a      06                   5,000     000                      n,       n
 State                                                          Sachs    Sachs
 Port                                                           & Co.,
Author                                                          Citigr
  ity                                                            oup,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Gardny
                                                                  r
                                                                Michae
                                                                  l
                                                                Capita
                                                                  l,
                                                                Inc.,
                                                                 The
                                                                Frazer
                                                                Lanier
                                                                Compan
                                                                  y
                                                                Incorp
                                                                orated

                                                                 UBS
                                                                Invest
Massac  11/16    -     $100.0 $71,370  2,065,    2.89%  0.18%    ment     UBS
husett   /06             0      ,000     000                    Bank,   Securi
   s                                                            JPMorg   ties
Housin                                                           an,      LLC
   g                                                            Lehman
Financ                                                          Brothe
   e                                                             rs,
Agency                                                           A.G.
                                                                Edward
                                                                 s &
                                                                Sons,
                                                                Inc.,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                 Bear
                                                                Stearn
                                                                 s &
                                                                 Co.
                                                                Inc.,
                                                                Citigr
                                                                 oup,
                                                                First
                                                                Albany
                                                                Capita
                                                                  l,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                 Loop
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                 LLC,
                                                                Melvin
                                                                Securi
                                                                ties,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Piper
                                                                Jaffra
                                                                 y &
                                                                 Co.,
                                                                Raymon
                                                                  d
                                                                James
                                                                  &
                                                                Associ
                                                                ates,
                                                                 Inc.

                                                                Bear,
                                                                Stearn
 Lower  11/17    -     $99.84 $133,58  5,000,    3.74%  0.44%    s &     Bear
Colora   /06                   5,000     000                     Co.    Stearn
  do                                                            Inc.,      s
 River                                                          Lehman
Author                                                          Brothe
  ity                                                            rs,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                 A.G.
                                                                Edward
                                                                  s,
                                                                JPMorg
                                                                 an,
                                                                 Apex
                                                                Pryor
                                                                Securi
                                                                ties,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                First
                                                                Southw
                                                                 est
                                                                Compan
                                                                y, UBS
                                                                Invest
                                                                 ment
                                                                Bank,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.
Tobacc  1/24/    -     $97.16 $3,622,  60,000    1.66%  5.35%   Bear,    Bear
   o      07                  208,081   ,000                    Stearn  Stearn
Settle                                                           s &       s
 ment                                                            Co.
Financ                                                          Inc.,
  ing                                                           Citigr
 Corp                                                            oup,
Series                                                          Merril
2007-1                                                            l
                                                                Lynch
                                                                & Co.,
                                                                JPMorg
                                                                 an,
                                                                 UBS
                                                                Invest
                                                                 ment
                                                                Bank,
                                                                 A.G.
                                                                Edward
                                                                 s &
                                                                Sons,
                                                                Inc.,
                                                                 Alta
                                                                Capita
                                                                  l
                                                                Group,
                                                                 LLC,
                                                                 Apex
                                                                Pryor
                                                                Securi
                                                                ties,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                 BB&T
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Butler
                                                                Wick &
                                                                 Co.,
                                                                Inc.,
                                                                Cabrer
                                                                  a
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Inc.,
                                                                Commer
                                                                  ce
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Inc.,
                                                                Ferris
                                                                Baker
                                                                Watts,
                                                                Incorp
                                                                orated
                                                                  ,
                                                                First
                                                                Albany
                                                                Capita
                                                                  l
                                                                Inc.,
                                                                George
                                                                  K.
                                                                Baum &
                                                                Compan
                                                                y, The
                                                                 GMS
                                                                Group,
                                                                 LLC,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                Grigsb
                                                                 y &
                                                                Associ
                                                                ates,
                                                                Inc.,
                                                                  JP
                                                                McGowa
                                                                 n &
                                                                Compan
                                                                  y,
                                                                Inc.,
                                                                Jackso
                                                                  n
                                                                Securi
                                                                ties,
                                                                 LLC,
                                                                Janney
                                                                Montgo
                                                                 mery
                                                                Scott
                                                                 LLC,
                                                                Keyban
                                                                  c
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                LaSall
                                                                  e
                                                                Financ
                                                                 ial
                                                                Servic
                                                                 es,
                                                                Inc.,
                                                                 Loop
                                                                Capita
                                                                  l
                                                                Market
                                                                s LLC,
                                                                Morgan
                                                                Keegan
                                                                  &
                                                                Compan
                                                                  y,
                                                                Inc.,
                                                                Morgan
                                                                Stanle
                                                                y, NW
                                                                Capita
                                                                  l
                                                                Market
                                                                  s
                                                                Inc.,
                                                                Piper
                                                                Jaffra
                                                                 y &
                                                                 Co.,
                                                                Popula
                                                                  r
                                                                Securi
                                                                 ties
                                                                Inc.,
                                                                Powell
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Inc.,
                                                                Prager
                                                                  ,
                                                                Sealy
                                                                & Co.,
                                                                 LLC,
                                                                Ramire
                                                                 z &
                                                                 Co.,
                                                                Inc.,
                                                                Raymon
                                                                  d
                                                                James
                                                                  &
                                                                Associ
                                                                ates,
                                                                Inc.,
                                                                 RBC
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Roosev
                                                                elt &
                                                                Cross
                                                                Incorp
                                                                orated
                                                                  ,
                                                                Sieber
                                                                  t
                                                                Brandf
                                                                 ord
                                                                Shank
                                                                & Co.,
                                                                 LLC,
                                                                Southw
                                                                 est
                                                                Securi
                                                                ties,
                                                                Sterne
                                                                Agee &
                                                                Leach,
                                                                Inc.,
                                                                Sturdi
                                                                vant &
                                                                 Co.,
                                                                Wachov
                                                                  ia
                                                                Bank,
                                                                  NA
                                                                Bear,
                                                                Stearn
Golden  3/8/0    -     $104.3 $4,446,  25,000    0.56%  2.25%    s &     Bear
 State    7              9    826,391   ,000                     Co.    Stearn
Tobacc                                                          Inc.,      s
   o                                                            Citigr
Securi                                                           oup,
tizati                                                           A.G.
  on                                                            Edward
                                                                  s,
                                                                Fideli
                                                                  ty
                                                                Capita
                                                                  l
                                                                Market
                                                                  s
                                                                Servic
                                                                 es,
                                                                JPMorg
                                                                 an,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                  &
                                                                Compan
                                                                  y,
                                                                Prager
                                                                  ,
                                                                Sealy
                                                                  &
                                                                Compan
                                                                  y,
                                                                 LLC,
                                                                Sieber
                                                                  t
                                                                Brandf
                                                                 ord
                                                                Shank
                                                                & Co.,
                                                                 LLC,
                                                                First
                                                                Albany
                                                                Capita
                                                                  l
                                                                Inc.,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Great
                                                                Pacifi
                                                                  c
                                                                Securi
                                                                ties,
                                                                Inc.,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                Morgan
                                                                Keegan
                                                                 and
                                                                 Co.,
                                                                Inc.,
                                                                Ramire
                                                                 z &
                                                                 Co.,
                                                                Inc.,
                                                                Southw
                                                                 est
                                                                Securi
                                                                ties,
                                                                 UBS
                                                                Invest
                                                                 ment
                                                                Bank,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                 M.R.
                                                                Beal &
                                                                Compan
                                                                  y,
                                                                 E.J.
                                                                De La
                                                                Rosa &
                                                                 Co.,
                                                                Inc.,
                                                                Jackso
                                                                  n
                                                                Securi
                                                                tites,
                                                                 Loop
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                 LLC,
                                                                Morgan
                                                                Stanle
                                                                y, RBC
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Stone
                                                                  &
                                                                Youngb
                                                                 erg,
                                                                 LLC
                                                                Merril
                                                                  l
 State  3/29/    -     $98.86 $4,096,  10,000    0.24%  0.90%   Lynch   Merril
  of      07                  410,000   ,000                    & Co.,     l
Califo                                                          Citigr   Lynch
 rnia                                                            oup,
4.500%                                                          Goldma
  due                                                             n,
8/1/20                                                          Sachs
  30                                                            & Co.,
                                                                Sieber
                                                                  t
                                                                Brandf
                                                                 ord
                                                                Shank
                                                                & Co.
                                                                 LLC,
                                                                 A.G.
                                                                Edward
                                                                 s &
                                                                Sons,
                                                                Inc.,
                                                                Backst
                                                                 rom
                                                                McCarl
                                                                  ey
                                                                Berry
                                                                & Co.,
                                                                 LLC,
                                                                 E.J.
                                                                De La
                                                                Rosa &
                                                                 Co.,
                                                                Inc.,
                                                                Great
                                                                Pacifi
                                                                  c
                                                                Securi
                                                                ties,
                                                                Inc.,
                                                                JPMorg
                                                                 an,
                                                                 M.R.
                                                                Beal &
                                                                Compan
                                                                  y,
                                                                Prager
                                                                  ,
                                                                Sealy
                                                                & Co.,
                                                                 LLC,
                                                                 RBC
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Stone
                                                                  &
                                                                Youngb
                                                                 erg
                                                                 LLC,
                                                                Wachov
                                                                  ia
                                                                Bank,
                                                                Nation
                                                                  al
                                                                Associ
                                                                ation,
                                                                Alamo
                                                                Capita
                                                                  l,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                  E.
                                                                Wagner
                                                                  &
                                                                Associ
                                                                ates,
                                                                Inc.,
                                                                Grigsb
                                                                 y &
                                                                Associ
                                                                ates,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                Morgan
                                                                Stanle
                                                                 y &
                                                                 Co.
                                                                Incorp
                                                                orated
                                                                  ,
                                                                Ramire
                                                                 z &
                                                                 Co.,
                                                                Inc.,
                                                                Robert
                                                                s and
                                                                 Ryan
                                                                Invest
                                                                ments,
                                                                Inc.,
                                                                Sutter
                                                                Securi
                                                                 ties
                                                                Inc.,
                                                                 Alta
                                                                Capita
                                                                  l
                                                                Group,
                                                                 LLC,
                                                                Bear,
                                                                Stearn
                                                                 s &
                                                                 Co.
                                                                Inc.,
                                                                First
                                                                Albany
                                                                Capita
                                                                  l
                                                                Inc.,
                                                                Hender
                                                                 son
                                                                Capita
                                                                  l
                                                                Partne
                                                                 rs,
                                                                 LLC,
                                                                 Loop
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                 LLC,
                                                                Piper
                                                                Jaffra
                                                                 y &
                                                                 Co.,
                                                                Raymon
                                                                  d
                                                                James
                                                                  &
                                                                Associ
                                                                ates,
                                                                Inc.,
                                                                Stinso
                                                                  n
                                                                Securi
                                                                ties,
                                                                 LLC,
                                                                 UBS
                                                                Invest
                                                                 ment
                                                                Bank,
                                                                Wells
                                                                Fargo
                                                                Instit
                                                                utiona
                                                                  l
                                                                Securi
                                                                 ties
                                                                 LLC